The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.
Cincinnati Global Underwriting Ltd. ■ Cincinnati Global Underwriting Agency Ltd.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com

Media Contact: Betsy E. Ertel, 513-603-5323

Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings

Cincinnati, May 5, 2025 – Cincinnati Financial Corporation (Nasdaq: CINF) today announced that based on preliminary voting results at the company’s annual meeting on May 3, 2025, shareholders elected all directors for one-year terms to the 13-member board. Shareholders also approved the Amended and Restated Articles of Incorporation, the nonbinding resolution to approve the compensation for the company’s named executive officers and ratified the selection of Deloitte & Touche LLP as independent registered public accounting firm for 2025.

Steven J. Johnston, chairman of the board, commented: “We thank shareholders for their interest and participation in the affairs of the company and for approving our proposals, our selection of Deloitte & Touche and our nominees to the board. We have a highly engaged group of directors with a variety of business backgrounds. Their skills complement each other as they work together to guide long-term strategic plans for Cincinnati Financial Corporation, supporting our efforts to increase value for shareholders over time.”

Directors elected to the board for terms of one year are:
•Nancy C. Benacci, head of equity research (retired) of KeyBanc Capital Markets
•Linda W. Clement-Holmes, chief information officer (retired) of The Procter & Gamble Company
•Dirk J. Debbink, chairman of MSI General Corporation
•Steven J. Johnston, FCAS, MAAA, CFA, CERA, executive chairman of Cincinnati Financial Corporation
•Jill P. Meyer, Esq., chief operating and relationships officer and founding managing director – Cincinnati, of The O.H.I.O. Fund
•David P. Osborn, CFA, president of Osborn Williams & Donohoe LLC
•Gretchen W. Schar, executive vice president, chief financial and administrative officer (retired) of Arbonne International LLC
•Charles O. Schiff, executive vice president, secretary and treasurer of John J. & Thomas R. Schiff & Co. Inc.
•Douglas S. Skidmore, chief executive officer of Skidmore Sales & Distributing Company Inc.
•Stephen M. Spray, president and chief executive officer of Cincinnati Financial Corporation
•John F. Steele, Jr., chairman and chief executive officer of Hilltop Basic Resources Inc.
•Larry R. Webb, CPCU, president (retired) of Webb Insurance Agency Inc.
•Cheng-sheng Peter Wu, FCAS, ASA, MAAA, CSPA, external advisor for Boston Consulting Group

The board also announced committee service for the coming year, in line with the independence requirements of applicable law and the listing standards of Nasdaq:
•Audit – Gretchen W. Schar (chairperson), Nancy C. Benacci, Linda W. Clement-Holmes, Dirk J. Debbink, David P. Osborn and Cheng-sheng Peter Wu
•Compensation – David P. Osborn (chairperson), Linda W. Clement-Holmes, Jill P. Meyer and Gretchen W. Schar
•Executive – Steven J. Johnston (chairperson), Dirk J. Debbink, Douglas S. Skidmore, Stephen M. Spray, John F. Steele, Jr. and Larry R. Webb
•Investment – Steven J. Johnston (chairperson), Nancy C. Benacci, Dirk J. Debbink, David P. Osborn, Charles O. Schiff, Stephen M. Spray and Larry R. Webb
•Nominating – Dirk J. Debbink (chairperson), Linda W. Clement-Holmes, Jill P. Meyer, Gretchen W. Schar and Douglas S. Skidmore

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About Cincinnati Financial
Cincinnati Financial Corporation offers primarily business, home and auto insurance through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address: Street Address:
P.O. Box 145496 6200 South Gilmore Road
Cincinnati, Ohio 45250-5496 Fairfield, Ohio 45014-5141

Safe Harbor
This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2024 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 30.
•Effects of any future pandemic that could affect results for reasons such as:
◦Securities market disruption or volatility and related effects such as decreased economic activity and continued supply chain disruptions that affect our investment portfolio and book value
◦An unusually high level of claims in our insurance or reinsurance operations that increase litigation-related expenses
◦An unusually high level of insurance losses, including risk of court decisions extending business interruption insurance in commercial property coverage forms to cover claims for pure economic loss related to such pandemic
◦Decreased premium revenue and cash flow from disruption to our distribution channel of independent agents, consumer self-isolation, travel limitations, business restrictions and decreased economic activity
◦Inability of our workforce, agencies or vendors to perform necessary business functions
•Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns (whether as a result of climate change or otherwise), environmental events, war or political unrest, terrorism incidents, cyberattacks, civil unrest or other causes and our ability to manage catastrophe risk due to inaccurate catastrophe models or incomplete data
•Increased frequency and/or severity of claims or development of claims that are unforeseen at the time of policy issuance, due to inflationary trends or other causes
•Inadequate estimates or assumptions, or reliance on third-party data used for critical accounting estimates
•Declines in overall stock market values negatively affecting our equity portfolio and book value
•Interest rate fluctuations or other factors that could significantly affect:
◦Our ability to generate growth in investment income
◦Values of our fixed-maturity investments, including accounts in which we hold bank-owned life insurance contract assets
◦Our traditional life policy reserves
•Domestic and global events, such as the wars in Ukraine and in the Middle East, recent tariff and trade policy announcements, and disruptions in the banking and financial services industry, resulting in insurance losses, capital market or credit market uncertainty, followed by prolonged periods of economic instability or recession, that lead to:
◦Significant or prolonged decline in the fair value of a particular security or group of securities and impairment of the asset(s)
◦Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities
◦Significant rise in losses from surety or director and officer policies written for financial institutions or other insured entities or in losses from policies written by Cincinnati Re or Cincinnati Global.
•Our inability to manage business opportunities, growth prospects, and expenses for our ongoing operations
•Recession, prolonged elevated inflation or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies
•Ineffective information technology systems or discontinuing to develop and implement improvements in technology may impact our success and profitability
•Difficulties with technology or data security breaches, including cyberattacks, that could negatively affect our – or our agents’ – ability to conduct business; disrupt our relationships with agents, policyholders and others; cause reputational damage, mitigation expenses and data loss and expose us to liability
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•Difficulties with our operations and technology that may negatively impact our ability to conduct business, including cloud-based data information storage, data security, cyberattacks, remote working capabilities, and/or outsourcing relationships and third-party operations and data security
•Disruption of the insurance market caused by technology innovations such as driverless cars that could decrease consumer demand for insurance products
•Delays, inadequate data developed internally or from third parties, or performance inadequacies from ongoing development and implementation of underwriting and pricing methods, including telematics and other usage-based insurance methods, or technology projects and enhancements expected to increase our pricing accuracy, underwriting profit and competitiveness
•Intense competition, and the impact of innovation, artificial intelligence and changing customer preferences on the insurance industry and the markets in which we operate, could harm our ability to maintain or increase our business volumes and profitability
•Changing consumer insurance-buying habits
•Mergers, acquisitions and other consolidations of agencies that result in a concentration of a significant amount of premium in one agency or agency group and/or alter our competitive advantages
•Inability to obtain adequate ceded reinsurance on acceptable terms, amount of reinsurance coverage purchased, financial strength of reinsurers and the potential for nonpayment or delay in payment by reinsurers
•Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that segment could not achieve sustainable profitability
•Inability of our subsidiaries to pay dividends consistent with current or past levels
•Events or conditions that could weaken or harm our relationships with our independent agencies and hamper opportunities to add new agencies, resulting in limitations on our opportunities for growth, such as:
◦Downgrades of our financial strength ratings
◦Concerns that doing business with us is too difficult
◦Perceptions that our level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace
◦Inability or unwillingness to nimbly develop and introduce coverage product updates and innovations that our competitors offer and consumers expect to find in the marketplace
•Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:
◦Impose new obligations on us that increase our expenses or change the assumptions underlying our critical accounting estimates
◦Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations
◦Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business
◦Add assessments for guaranty funds, other insurance‑related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes
◦Increase our provision for federal income taxes due to changes in tax law
◦Increase our other expenses
◦Limit our ability to set fair, adequate and reasonable rates
◦Place us at a disadvantage in the marketplace
◦Restrict our ability to execute our business model, including the way we compensate agents
•Adverse outcomes from litigation or administrative proceedings, including effects of social inflation and third-party litigation funding on the size of litigation awards
•Events or actions, including unauthorized intentional circumvention of controls, that reduce our future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002
•Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others
•Our inability, or the inability of our independent agents, to attract and retain personnel in a competitive labor market
•Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location or work effectively in a remote environment
Further, our insurance businesses are subject to the effects of changing social, global, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. We also are subject to public and regulatory initiatives that can affect the market value for our common stock, such as measures affecting
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corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

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